UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM S-3/A
Amendment No. 2 to Form S-3
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
VITRAN CORPORATION INC.
(Exact name of registrant as specified in its charter)

ONTARIO, CANADA	98-0358363

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
185 The West Mall, Suite 701,
Toronto, Ontario, Canada, M9C 5L5
Tel: (416) 596-7664
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Mr. Richard Gaetz
Vitran Corporation
6500 East 30th St
Indianapolis, IN, USA 46219
Tel: (317) 803-6400
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies of all communications, including all communications sent to agent for service to:
Hellen Siwanowicz
Lang Michener LLP
Brookfield Place
181 Bay Street, Suite 2500
Toronto, Ontario
Canada M5J 2T7
(416) 307-4032
Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.
If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☑
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐
If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.
Large accelerated filer ☐	Accelerated filer ☑	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐
THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

EXPLANATORY NOTE
The Registrant is filing this Amendment No. 2 to its initial Registration Statement on Form S-3 originally filed with the Securities and Exchange Commission on September 29, 2009 (333-162208) and amended on October 28, 2009 in order to include the legal opinion of Lang Michener LLP dated as of the date of the effectiveness of this Registration Statement on Form S-3.
The Registrant previously paid a registration fee of $1,440.90 in connection with the filing of the initial Registration Statement on Form S-3 filed with the Securities and Exchange Commission on September 29, 2009 (333-162208) to register the 2,698,282 common shares of the Registrant offered hereunder.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 14. Other Expenses of Issuance and Distribution
     The following is a list of the expenses to be incurred by Vitran in connection with the preparation and filing of this Registration Statement. All amounts shown are estimates except for the SEC registration fee. Vitran will pay all expenses in connection with the distribution of the Common Shares being registered hereby, except for the fees and expenses of any counsel and other advisors that any selling shareholders may employ to represent them in connection with the offering and any brokerage or underwriting discounts or commissions paid to broker-dealers in connection with the sale of the Common Shares.

SEC Registration Fee	$1,440.90
Printing and Engraving Expenses	$10,000
Accountants’ Fees and Expenses	$10,000
Legal Fees and Expenses	$50,000
Transfer Agent Fees and Expenses	$10,000
Miscellaneous	$5,000
Total Expenses	$86,440.90
Item 15. Indemnification of Directors and Officers
     Section 7.01 of Vitran’s By-law No. 6 (the “By-law”) provides that every director or officer of Vitran in exercising his powers and discharging his duties will act honestly and in good faith with a view to the best interests of Vitran and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances and that, subject to the foregoing, no director or officer will be liable for the acts, receipts, neglect or default of any other director or officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to Vitran through the insufficiency or deficiency of title to any property acquired for or on behalf of Vitran, or for the insufficiency or deficiency of any security in or upon which any of the moneys of Vitran will be invested, or for any loss or damage arising from bankruptcy, insolvency or tortious acts of any person with whom any of the moneys, securities or effects of Vitran will be deposited, or for any loss occasioned by any error of judgment or oversight on his part, or for any loss, damage or misfortune whatever which shall happened in the execution of the duties of his office or in relation thereto, unless the same are occasioned by his own wilful neglect or default; provided that nothing in Section 7.01 of the By-law will relieve any director or officer from the duty to act in accordance with the Business Corporations Act (Ontario) (the “OBCA”) and the regulations thereunder or from liability for any breach thereof.
     Section 7.02 of the By-law provides that subject to the limitations contained in the OBCA, Vitran will indemnify a director or officer, a former director or officer, or a person who acts or acted at Vitran’s request as a director or officer of a body corporate of which Vitran is or was a shareholder or creditor (or a person who undertakes or has undertaken any liability on behalf of Vitran or any such body corporate) and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of Vitran or such body corporate, if (a) he acted honestly and in good faith with a view to the best interests of Vitran, and (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful. Vitran will also indemnify such person in such other circumstances as the OBCA permits or requires.
     Section 136(1) of the OBCA provides that a corporation may indemnify the following persons (each, an “Indemnified Person”): (i) a director or officer of the corporation, (ii) a former director or officer of the corporation or another individual who acts or acted at the corporation’s request as a director or officer, or (iii) an individual acting in a similar capacity of another entity. A corporation may indemnify an Indemnified Person against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by an Indemnified Person in respect of any civil, criminal, administrative, investigative or other proceeding in which such Indemnified Person is involved because of his or her association with the corporation or other entity. Section 136(2) of the OBCA further provides that a corporation may advance money to a director, officer or other individual for the costs, charges and expenses of a proceeding referred to above, but such individual shall repay the money if he or she does not fulfill the following conditions, as the case may be (collectively, the “Indemnity Conditions”):
     (a) the individual acted honestly and in good faith with a view to the best interests of the corporation, or
     (b) the individual acted honestly and in good faith with a view to the best interests of the other entity for which the individual acted as a director or officer or in a similar capacity at the corporation’s request.
     In addition to the Indemnity Conditions, if the matter is a criminal or administrative action or proceeding that is enforced by a monetary penalty, the corporation shall not indemnify an individual unless such individual had reasonable grounds for believing that his or her conduct was lawful (the “Additional Indemnity Condition”).
     Pursuant to Section 136(4.1) of the OBCA, a corporation may, with the approval of the Ontario Superior Court of Justice (the “Court”), indemnify an Indemnified Person, or advance money to a director, officer or other individual, in respect of an action by or on behalf of the corporation or other entity to obtain a judgment in its favour, to which the individual is made a party because of his or her association with the corporation or other entity, against all costs, charges and expenses reasonably incurred by the individual in connection with such action, if such individual fulfils the Indemnity Conditions.
     Despite Section 136(1) of the OBCA, an Indemnified Person is entitled to indemnity from the corporation in respect of all costs, charges and expenses reasonably incurred by such Indemnified Person in connection with the defense of any civil, criminal, administrative, investigative or other proceeding to which he or she is subject because of his or her association with the corporation or other entity, if the Indemnified Person seeking an indemnity,
     (c) was not judged by the Court or other competent authority to have committed any fault or omitted to do anything that the Indemnified Person ought to have done; and
     (d) fulfils the Indemnity Conditions and the Additional Indemnity Condition.
     Pursuant to Section 136(4.3) of the OBCA, a corporation may purchase and maintain insurance for the benefit of an Indemnified Person against any liability incurred by such Indemnified Person,
     (a) in his or her capacity as a director or officer of the corporation; or
     (b) in his or her capacity as a director or officer, or a similar capacity, of another entity, if such Indemnified Person acts or acted in that capacity at the corporation’s request.
     A corporation or an Indemnified Person may apply to the Court for an order approving an indemnity under Section 136 of the OBCA and the Court may so order and make any further order it thinks fit. Upon such application by a corporation or an Indemnified Person, the Court may order notice to be given to any interested person and such person is entitled to appear and be heard in person or by counsel.
     In addition, Vitran has purchased a policy of insurance for the benefit of its directors and officers, and the directors and officers of its subsidiaries, against liability incurred by them in the performance of their duties as directors and officers of Vitran, or its subsidiaries, as the case may be. The policy does not specify that any part of the premium is paid in respect of either directors as a group or officers as a group. The entire premium is paid by Vitran. The current annual policy limit is $20.0 million subject to a deductible of $0.5 million per occurrence. As at the date hereof, there have been no claims under the directors and officers insurance.
     Reference is made to “Undertakings,” below, for Vitran’s undertakings in this Registration Statement with respect to indemnification of liabilities arising under the Securities Act of 1933.

Item 16. Exhibits
The following is a complete list of exhibits filed as a part of this Registration Statement, which Exhibits are incorporated herein.

Exhibit Number	Description of Exhibit

4.1	Articles of Incorporation effective April 29, 1981 (1)

4.2	Articles of Amendment effective May 27, 1987 (2)

4.3	Articles of Amendment effective July 16, 1987 (3)

4.4	Articles of Arrangement effective February 5, 1991 (4)

4.5	Articles of Amendment effective April 22, 2004 (5)

4.6	Amended By-Laws effective February 7, 2008 (6)

4.7	By-law to authorize the directors to borrow and give security effective July 16, 1987 (7)

5.1	Legal Opinion of Lang Michener LLP (24)

10.1	Employee Stock Option Plan (8)

10.2	Employment agreement dated November 25, 2004 from the registrant to Sean P. Washchuk (9)

10.3	Deferred share unit plan for Directors, dated September 14, 2005 (10)

10.4	Deferred share unit plan for Senior Executives, dated March 10, 2006 (11)

10.5	Credit Agreement between JPMorgan Chase Bank, N.A. as Agent and JPMorgan Chase Bank, N.A., JPMorgan Chase Bank, N.A., Toronto Branch, those other financial institutions whose names appear on the signature pages hereto and the other persons from time to time party hereto as Lenders as Lenders and J.P. Morgan Securities Inc.. as Lead Arranger and Sole Bookrunner and Bank of America, N.A. and Bank of Montreal as Co-Syndication Agents and National Bank of Canada and Fifth Third Bank as Co-Documentation Agents And Vitran Corporation Inc., Vitran Express Canada Inc. and Vitran Corporation as Borrowers Dated as of July 31, 2007 (12)

10.6	Amendment No. 2 to Credit Agreement between JPMorgan Chase Bank N.A. and those banks whose names appear on the signature pages hereto and Vitran Corporation Inc., Vitran Express Canada Inc. and Vitran Corporation(13)

10.7	Amendment No. 3 to Credit Agreement dated December 30, 2008, by and among Vitran Corporation Inc. and certain subsidiaries, JPMorgan Chase Bank, N.A., as Agent, and the Banks named therein. (14)

10.8	Amendment No. 4 to Credit Agreement between JPMorgan Chase Bank N.A. and those banks whose names appear on the signature pages hereto and Vitran Corporation Inc., Vitran Express Canada Inc. and Vitran Corporation(15)

10.9	Employment Agreement dated March 16, 2009 between the Registrant and Rick E. Gaetz (16)

10.10	Amendment No. 5 to Credit Agreement dated May 8, 2009, by and among Vitran Corporation Inc. and certain subsidiaries, JPMorgan Chase Bank, N.A., as Agent, and the Banks named therein (17)

10.11	Securities Purchase Agreement dated September 17, 2009 (18)

10.12	Amendment No. 6 to Credit Agreement dated September 17, 2009, by and among Vitran Corporation Inc. and certain subsidiaries, JPMorgan Chase Bank, N.A., as Agent, and the Banks named therein. (19)

10.13	Registration Rights Agreement dated September 21, 2009 (20)

14.1	Code of Conduct for Employees (21)

14.2	Code of Conduct for Directors (22)

23.1	Consent of Lang Michener LLP (25)

Exhibit Number	Description of Exhibit

23.2	Consent of KPMG LLP (24)

24.1	Power of Attorney (23)
Notes:

(1)	Filed as Exhibit 1.1 to the Registrant’s Registration Statement on Form 20-F filed with the Commission on June 14, 1995.

(2)	Filed as Exhibit 1.2 to the Registrant’s Registration Statement on Form 20-F filed with the Commission on June 14, 1995.

(3)	Filed as Exhibit 1.3 to the Registrant’s Registration Statement on Form 20-F filed with the Commission on June 14, 1995.

(4)	Filed as Exhibit 1.4 to the Registrant’s Registration Statement on Form 20-F filed with the Commission on June 14, 1995.

(5)	Filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on May 7, 2004.

(6)	Filed as Exhibit 4.6 to the Registrant’s Registration Statement on Form S-8 filed with the Commission on September 11, 2009

(7)	Filed as Exhibit 1.6 to the Registrant’s Registration Statement on Form 20-F filed with the Commission on June 14, 1995.

(8)	Filed as Exhibit 99.1 to the Registrant’s Registration Statement on Form S-8 filed with the Commission on September 11, 2009

(9)	Filed as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on December 9, 2004

(10)	Filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on September 15, 2005

(11)	Filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed on March 13, 2006

(12)	Filed as Exhibit 10.5 to the Registrant’s Current Report on Form 8-K filed on August 9, 2007

(13)	Filed as Exhibit 10.9.7 to the Registrant’s Current Report on Form 8-K filed on April 24, 2008

(14)	Filed as Exhibit 10.9.8 to the Registrant’s Current Report on Form 8-K filed on January 5, 2009

(15)	Filed as Exhibit 10.9.9 to the Registrant’s Annual Report on Form 10-K filed on March 11, 2009

(16)	Filed as Exhibit 10.23 to the Registrant’s Current Report on Form 8-K filed on March 17, 2009

(17)	Filed as Exhibit 10.9.9 to the Registrant’s Current Report on Form 8-K filed on May 28, 2009

(18)	Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on September 18, 2009

(19)	Filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on September 18, 2009

(20)	Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on September 22, 2009

(21)	Filed as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on August 3, 2004

(22)	Filed as Exhibit 99.2 to the Registrant’s Current Report on Form 8-K filed on August 3, 2004

(23)	Previously filed with the Registrant’s Registration Statement on Form S-3 filed on September 29, 2009

(24)	Filed as an exhibit to this Amendment No. 2 to Registration Statement on Form S-3

(25)	Included in Exhibit 5.1.
Item 17. Undertakings
     The undersigned Registrant hereby undertakes:
(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:
(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;
provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement, or is contained in the form of a prospectus filed pursuant to Rule 424(b) that is part of this Registration Statement.

(2)	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for the purpose of determining liability under the Securities Act of 1993 to any purchaser:
(i)	If the Registrant is relying on Rule 430B:
i.	Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of this Registration Statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

ii.	Each prospectus required to be filed pursuant to Rule 424 (b)(2), or (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii),or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or
(ii)	If the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section I5(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Toronto, Canada, on November 12, 2009.

VITRAN CORPORATION INC.
By:	/s/ Richard E. Gaetz
Richard E. Gaetz
President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Richard D. McGraw* Richard D. McGraw	Chairman of the Board	November 12, 2009

/s/ Richard E. Gaetz Richard E. Gaetz	President and Chief Executive Officer, Director	November 12, 2009

/s/ Georges L. Hébert* Georges L. Hébert	Director	November 12, 2009

/s/ William S. Deluce* William S. Deluce	Director	November 12, 2009

/s/ Anthony F. Griffiths* Anthony F. Griffiths	Director	November 12, 2009

/s/ John R. Gossling* John R. Gossling	Director	November 12, 2009

/s/ Sean P. Washchuk Sean P. Washchuk	Vice President Finance and Chief Financial Officer (Principal Financial Officer)	November 12, 2009

/s/ Fayaz D. Suleman* Fayaz D. Suleman	Corporate Controller (Principal Accounting Officer)	November 12, 2009

*	Hereby executed by Richard E. Gaetz pursuant to Power of Attorney filed with the Commission on September 29, 2009 with the Registrant’s registration statement on Form S-3

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4.1	Articles of Incorporation effective April 29, 1981 (1)

4.2	Articles of Amendment effective May 27, 1987 (2)

4.3	Articles of Amendment effective July 16, 1987 (3)

4.4	Articles of Arrangement effective February 5, 1991 (4)

4.5	Articles of Amendment effective April 22, 2004 (5)

4.6	Amended By-Laws effective February 7, 2008 (6)

4.7	By-law to authorize the directors to borrow and give security effective July 16, 1987 (7)

5.1	Legal Opinion of Lang Michener LLP (24)

10.1	Employee Stock Option Plan (8)

10.2	Employment agreement dated November 25, 2004 from the registrant to Sean P. Washchuk (9)

10.3	Deferred share unit plan for Directors, dated September 14, 2005 (10)

10.4	Deferred share unit plan for Senior Executives, dated March 10, 2006 (11)

10.5	Credit Agreement between JPMorgan Chase Bank, N.A. as Agent and JPMorgan Chase Bank, N.A., JPMorgan Chase Bank, N.A., Toronto Branch, those other financial institutions whose names appear on the signature pages hereto and the other persons from time to time party hereto as Lenders as Lenders and J.P. Morgan Securities Inc.. as Lead Arranger and Sole Bookrunner and Bank of America, N.A. and Bank of Montreal as Co-Syndication Agents and National Bank of Canada and Fifth Third Bank as Co-Documentation Agents And Vitran Corporation Inc., Vitran Express Canada Inc. and Vitran Corporation as Borrowers Dated as of July 31, 2007 (12)

10.6	Amendment No. 2 to Credit Agreement between JPMorgan Chase Bank N.A. and those banks whose names appear on the signature pages hereto and Vitran Corporation Inc., Vitran Express Canada Inc. and Vitran Corporation(13)

10.7	Amendment No. 3 to Credit Agreement dated December 30, 2008, by and among Vitran Corporation Inc. and certain subsidiaries, JPMorgan Chase Bank, N.A., as Agent, and the Banks named therein. (14)

10.8	Amendment No. 4 to Credit Agreement between JPMorgan Chase Bank N.A. and those banks whose names appear on the signature pages hereto and Vitran Corporation Inc., Vitran Express Canada Inc. and Vitran Corporation(15)

10.9	Employment Agreement dated March 16, 2009 between the Registrant and Rick E. Gaetz (16)

10.10	Amendment No. 5 to Credit Agreement dated May 8, 2009, by and among Vitran Corporation Inc. and certain subsidiaries, JPMorgan Chase Bank, N.A., as Agent, and the Banks named therein (17)

10.11	Securities Purchase Agreement dated September 17, 2009 (18)

10.12	Amendment No. 6 to Credit Agreement dated September 17, 2009, by and among Vitran Corporation Inc. and certain subsidiaries, JPMorgan Chase Bank, N.A., as Agent, and the Banks named therein. (19)

10.13	Registration Rights Agreement dated September 21, 2009 (20)

14.1	Code of Conduct for Employees (21)

14.2	Code of Conduct for Directors (22)

23.1	Consent of Lang Michener LLP (25)

23.2	Consent of KPMG LLP (24)

Exhibit Number	Description of Exhibit

24.1	Power of Attorney (23)
Notes:

(1)	Filed as Exhibit 1.1 to the Registrant’s Registration Statement on Form 20-F filed with the Commission on June 14, 1995.

(2)	Filed as Exhibit 1.2 to the Registrant’s Registration Statement on Form 20-F filed with the Commission on June 14, 1995.

(3)	Filed as Exhibit 1.3 to the Registrant’s Registration Statement on Form 20-F filed with the Commission on June 14, 1995.

(4)	Filed as Exhibit 1.4 to the Registrant’s Registration Statement on Form 20-F filed with the Commission on June 14, 1995.

(5)	Filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on May 7, 2004.

(6)	Filed as Exhibit 4.6 to the Registrant’s Registration Statement on Form S-8 filed with the Commission on September 11, 2009

(7)	Filed as Exhibit 1.6 to the Registrant’s Registration Statement on Form 20-F filed with the Commission on June 14, 1995.

(8)	Filed as Exhibit 99.1 to the Registrant’s Registration Statement on Form S-8 filed with the Commission on September 11, 2009

(9)	Filed as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on December 9, 2004

(10)	Filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on September 15, 2005

(11)	Filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed on March 13, 2006

(12)	Filed as Exhibit 10.5 to the Registrant’s Current Report on Form 8-K filed on August 9, 2007

(13)	Filed as Exhibit 10.9.7 to the Registrant’s Current Report on Form 8-K filed on April 24, 2008

(14)	Filed as Exhibit 10.9.8 to the Registrant’s Current Report on Form 8-K filed on January 5, 2009

(15)	Filed as Exhibit 10.9.9 to the Registrant’s Annual Report on Form 10-K filed on March 11, 2009

(16)	Filed as Exhibit 10.23 to the Registrant’s Current Report on Form 8-K filed on March 17, 2009

(17)	Filed as Exhibit 10.9.9 to the Registrant’s Current Report on Form 8-K filed on May 28, 2009

(18)	Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on September 18, 2009

(19)	Filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on September 18, 2009

(20)	Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on September 22, 2009

(21)	Filed as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on August 3, 2004

(22)	Filed as Exhibit 99.2 to the Registrant’s Current Report on Form 8-K filed on August 3, 2004

(23)	Previously filed with the Registrant’s Registration Statement on Form S-3 filed on September 29, 2009

(24)	Filed as an exhibit to this Amendment No. 2 to Registration Statement on Form S-3

(25)	Included in Exhibit 5.1